EXHIBIT  10.4

                      STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between CARRINGTON LABORATORIES, INC., a Texas corporation, with headquarters located at 2001 Walnut Hill Lane, Irving, Texas 75038 (the "Company"), and the undersigned (the "Buyer").

                        W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, Series E Convertible Preferred Stock (par value $100 per share) (the "Preferred Stock") of the Company which will be convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of such Preferred Stock, subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase. The Buyer hereby agrees to purchase from the Company the number of shares of Preferred Stock of the Company set forth on the signature page of this Agreement and having the terms and conditions and being substantially in the form of the Statement of Resolution attached hereto as Annex I, at a purchase price of $10,000 per share. The aggregate purchase price to be paid by Buyer for the Preferred Stock shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

b. Form of Payment. The Buyer shall pay the aggregate purchase price for the Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") as set forth below. Subject to satisfaction of the conditions set forth herein, promptly following payment by the Buyer to the Escrow Agent of the aggregate purchase price of the Preferred Stock, the Company shall deliver a certificate for the Preferred Stock, registered in the name of Buyer and duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

c. Method of Payment. Payment into escrow of the purchase price for the Preferred Stock shall be made by wire transfer of funds to:

              Bank of New York
              350 Fifth Avenue
              New York, New York 10001

              ABA# 021000018
              For credit to the account of Krieger & Prager, Esqs. Escrow Account No. 637-1496910

Not later than 1:00 p.m., New York time, on the date which is three (3) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Stock, in immediately available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

         2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date of acceptance of this Agreement and as of the Closing Date (as defined in Section 7 hereof), as follows:

a. The Buyer is purchasing the Preferred Stock, and will be acquiring the shares of Common Stock issuable upon conversion of, or in payment of dividends on, the Preferred Stock, or issuable pursuant to Section 2(d) of the Registration Rights Agreement (as hereinafter defined) (all such shares of Common Stock herein referred to as the "Shares" and, together with the Preferred Stock, the "Securities") for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement, and the related documents, (iii) able, by reason of the business and financial experience of its officers and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Preferred Stock.

c. All subsequent offers and sales of any of the "Securities" by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or with respect to the Securities pursuant to an exemption from registration.

d. The Buyer understands that the Preferred Stock is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock and to receive an offer of the Shares. The Buyer understands that, upon the issuance thereof, the Securities will be characterized as "restricted securities" under United States federal securities laws, and that under such laws and applicable regulations such Securities cannot be sold or otherwise disposed of without registration under the 1933 Act or an exemption therefrom. In this connection, the Buyer represents that it is familiar with Rule 144 promulgated under the 1933 Act, as currently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including Exhibit A hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K and Annual Report to Shareholders for the fiscal year ended December 31, 1995, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996, and June 30, 1996 (3) definitive Proxy Statement for the annual meeting of shareholders of the Company held on May 23, 1996 and (4) the private placement memorandum attached as Exhibit A hereto.

f. The Buyer understands that its investment in the Securities involves a high degree of risk.

g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

I. The Buyer is not purchasing the Preferred Stock for the purpose of covering any short sales of the Common Stock made by the Buyer with the Shares.

j. The execution, delivery, and performance by Buyer of this Agreement and the Registration Rights Agreement (as defined in Section 3(b) hereof), and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) if Buyer is a corporation, limited liability company, partnership, trust, or other entity, conflict with or result in a violation of any provision of the charter, bylaws, or similar organizational documents of Buyer, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right or termination, cancellation, or acceleration under, any agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (iii) result in the creation or imposition of any lien or encumbrance upon the properties of Buyer, or (iv) violate any applicable law binding upon Buyer.

k. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any governmental agency or authority or any court (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement or the consummation by it of the transactions contemplated hereby.

l. Buyer hereby acknowledges and affirms that it has completed its own independent investigation, analysis, and evaluation of the Company, that it has made all such reviews and inspections of the business, assets, results of operations, condition (financial or otherwise), and prospects of the Company as it has deemed necessary or appropriate, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on (i) its own independent investigation, analysis, and evaluation of the Company and (ii) the representations and warranties of the Company contained in this Agreement.


3.  COMPANY REPRESENTATIONS, ETC.

         The Company represents and warrants to the Buyer that:

a. Concerning the Shares. The Preferred Stock and the Shares have been (or prior to the Closing Date will be) duly authorized and, when issued against payment, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934 and the Common Stock is listed on NASDAQ/NMS, and has received no notice, either oral or written, with respect to discontinuance of its continued eligibility for such listing.

b. Stock Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex III (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally, and, in the case of the Registration Rights Agreement, to public policy considerations with respect to the enforceability of the indemnification provisions thereof, and the Preferred Stock will, prior to the Closing Date, be duly and validly authorized for issuance and, when issued and delivered by the Company against payment therefor in accordance with this Agreement, will be validly issued, fully paid and nonassessable.

c. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not (assuming the authorizations, approvals and consents referred to in Section 3(d) are duly obtained) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets; it being understood that this representation and warranty is made relying exclusively on the representations, warranties and agreements made by the Distributor (as defined in Section 8(d) hereof) and Buyer and the other purchasers of the Preferred Stock pursuant to the offering contemplated by Exhibit A.

d. Approvals. Except for (i) approval of the listing of the Shares on the NASDAQ/NMS, and (ii) any authorizations, approvals or consents required under state securities or "blue sky" laws or under foreign securities laws, and
(iii) filing of the State of Resolution attached hereto as Annex I with the Secretary of State of Texas, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement; it being understood that this representation and warranty is made relying exclusively on the representations, warranties and agreements made by the Distributor (as defined in Section 8(d) hereof) and Buyer and the other purchasers of the Preferred Stock pursuant to the offering contemplated by Exhibit A.

e. Information Provided. The information provided by or on behalf of the Company to the Buyer and referred to in the last sentence of Section 2(e) of this Agreement, as of the date of filing thereof with the SEC (in the case of the annual reports, quarterly reports and proxy statement) and as of the date of Exhibit A (in the case of the private placement memorandum), does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, provided that this representation and warranty does not extend to written material furnished to the Company by Distributor relating to Distributor or the distribution process.

f. Absence of Certain Changes. Since June 30, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding securities, or results of operations of the Company, except as disclosed in the documents referred to in Section 2(e) hereof.

g. Absence of Litigation. Except as disclosed in the documents referred to in Section 2(e) hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or the Registration Rights Agreement.

h. Absence of Events of Default. No Event of Default, as defined in any agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing under any material agreement to which the Company is a party, which would have a material adverse effect on the business, properties, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole.

            Except as set forth in this Agreement, the Company makes no representations or warranties to Buyer and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made or communicated (orally or in writing) to Buyer in connection with this Agreement or the transactions contemplated hereby (including but not limited to any opinion, information, projection, or advice that may have been provided to Buyer by an officer, director, employee, agent, consultant or representative of the Company).

4.  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Preferred Stock has not been and is not being registered under the provisions of the 1933 Act or any other applicable securities laws and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act or any other applicable securities laws, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, such counsel to be reasonably satisfactory to the Company and such opinion to be reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or any other applicable securities laws or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees, and each transferee of the Securities shall acknowledge and agree, that the Preferred Stock, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the certificates for the Shares, shall bear a restrictive legend in substantially the following form and any other legends required by agreement or applicable law (and a stop-transfer order may be placed against transfer of the certificates for the Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE
OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT
REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

c. Registration Rights Agreement. Subject to and contingent upon the closing of the sale and purchase of the Preferred Stock, the parties hereto agree to enter into the Registration Rights Agreement, in the form attached hereto as Annex III, on or before the Closing Date.

d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to Buyer as required by United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

e. NASDAQ Notification. The Company shall timely file all required reports with respect to the listing of the Shares on the NASDAQ/NMS with the National Association of Securities Dealers, Inc. and shall provide evidence of such filing to the Buyer.

f. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees and finder's and other fees and expenses in connection with the sale of the Preferred Stock) as described in the private placement memorandum attached as Exhibit A.

5.  TRANSFER AGENT INSTRUCTIONS.

Subject to the occurrence of the closing hereunder, and not later than the Closing Date, the Company will irrevocably instruct its transfer agent to issue certificates for the Shares from time to time upon conversion of the Preferred Stock as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act and sale of the Shares pursuant to such registration, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer and other instructions to give effect to Sections 4(a) and (b) hereof prior to registration of the Shares under the 1933 Act and sale of the Shares pursuant to such registration will be given by the Company to the transfer agent with respect to the Shares and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in and subject to this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company, and in accordance with clause (1)(B) of Section 4(a) of this Agreement that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act or any other applicable securities laws, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer to effect such transfer.

6.  STOCK DELIVERY INSTRUCTIONS.

The Preferred Stock shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.


7.  CLOSING DATE.

The date and time of the issuance and sale of the Preferred Stock to Buyer hereunder (the "Closing Date") shall be not later than 12:00 Noon, New York time on October ____, 1996, or such other mutually agreed to time or date, but not later than _________________, 1996 unless waived by the Company. The closing shall occur on the Closing Date at the offices of the Escrow Agent in New York City or such other location mutually agreed upon.

8.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that the Company's obligation to sell and deliver the Preferred Stock to the Buyer pursuant to this Agreement is conditioned upon:

a. The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company for at least $20,000,000 in Preferred Stock (or such lesser amount as the Company, in its sole discretion, shall determine);

b. Delivery by the Buyer to the Escrow Agent and by the Escrow Agent to the Company of good funds as payment in full of an amount equal to the aggregate purchase price for the Preferred Stock in accordance with Sections 1(b) and
(c) hereof;

c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date;

d. The accuracy on the Closing Date of the representations and warranties of First Granite Securities, Inc. (the "Distributor"), the placement agent for the offering and sale of the Preferred Stock, contained in the placement agent agreement between the Company and the Distributor as if made on the Closing Date, and the performance by the Distributor on or before the Closing Date of all covenants and agreements of the Distributor required to be performed on or before the Closing Date under such agreement, and the delivery by the Distributor to the Company of a certificate to such effect, dated the Closing Date.

e. Consummation on the Closing Date of the sale by the Company pursuant to the offering contemplated by Exhibit A of not less than an aggregate of 2,000 shares of Preferred Stock for an aggregate purchase price of not less than U.S. $20,000,000; and

f. There shall not be in effect any law, rule or regulation or court or governmental order, injunction or decree, prohibiting or restricting the transactions contemplated hereby or by the private placement memorandum attached as Exhibit A, or requiring any consent or approval which shall not have been obtained, and no legal proceeding shall be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with such transactions;

g. All authorizations, consents and approvals of or filings with governmental authorities or other persons necessary or required in connection with the transactions contemplated by this Agreement and the private placement memorandum attached as Exhibit A hereto shall have been duly obtained or made.

9.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Preferred Stock is conditioned upon:

a. Acceptance by the Company of this Agreement for the sale of Preferred Stock, as indicated by execution of this Agreement by the Company;

b. Delivery by the Company to the Escrow Agent of the Preferred Stock and the Registration Rights Agreement in accordance with this Agreement;

c. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date; and

d. On the Closing Date, the Escrow Agent, on behalf of the Buyers, having received an opinion of counsel for the Company, dated the Closing Date, substantially in the form set forth in Annex IV attached hereto.

10.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the closing in the following manner:

a.  By mutual written consent of the Company and Buyer; or

b. By the Company, if, on the Closing Date, any of the conditions to its obligations set forth in this Agreement shall not have been satisfied and shall not have been waived by the Company; or

c. By Buyer, if, on the Closing Date, any of the conditions to its obligations set forth in this Agreement shall not have been satisfied and shall not have been waived by Buyer.

         11.  GOVERNING LAW:  MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of New York in the State of New York, U.S.A. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.


b. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

c. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

d. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

e. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by United States registered or certified mail with postage prepaid, return-receipt requested, or delivered personally or by prepaid courier, or by telefacsimile, cable, telegram or telex, and shall be effective three business days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.

f. Neither Buyer nor any of its affiliates shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company.

g. Except as otherwise expressly provided in this Agreement, the Joint Escrow Instructions or the Registration Rights Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense.

h. The parties hereto agree to indemnify and hold harmless each other from and against any claim or demand for a commission or other compensation by any financial advisor, broker, agent, finder, or similar intermediary claiming to have been employed by or on behalf of such indemnifying party and to bear the cost of legal fees and expenses incurred in defending against any such claim or demand.

I. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall survive the closing, regardless of any investigation made by or on behalf of any party.

j. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

k. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.
IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF PREFERRED STOCK TO BE PURCHASED:

AGGREGATE PURCHASE PRICE OF SUCH PREFERRED STOCK:$


          SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Stock Purchase Agreement this ______ day of ______________, 1996.


_______________________________________________________________________
Printed Name Signature

_______________________________________________________________________
Address
Telecopier No. ________________________________________________________

                   SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this ________ day of ___________________, 1996.


________________________________  _____________________________________
Address Printed Name of Subscriber
________________________________
By: _________________________________
Telecopier No. _________________(Signature of Authorized Person)
_____________________________________
________________________________ Printed Name and Title
Jurisdiction of Incorporation
or Organization
This Agreement has been accepted as of the date set forth below.

CARRINGTON LABORATORIES, INC.

By:

Title:
Date:


ANNEX STATEMENT OF RESOLUTION OF SERIES E CONVERTIBLE PREFERRED STOCK

ANNEX IIJOINT ESCROW INSTRUCTIONS

ANNEX IIIREGISTRATION RIGHTS AGREEMENT

ANNEX IVOPINION OF COUNSEL

EXHIBIT APRIVATE PLACEMENT MEMORANDUM
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